Exhibit 23.3


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated March 28, 1997, on the financial statements of American Campus Lifestyles Companies, L.L.C. (and to all references to our Firm), included in or made part of this Registration Statement on Amendment No. 1 to Form S-1.



Dallas, Texas                                         /s/ Arthur Andersen LLP
 March 27, 1998